SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

August 14, 2003

Apex Mortgage Capital, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-13637	95-4650863

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

865 South Figueroa Street, Los Angeles, California 90017

(Address of principal executive offices) (Zip Code)

(213) 244-0000

(Registrant’s telephone number, including area code)

not applicable

(Former name or former address, if changed since last report.)

Item 7.    Financial Statements and Exhibits.

(c)  Exhibits.

The exhibit listed on the Exhibit Index (following this Report’s signature page) is furnished with this Report.

Item 12.    Results of Operations and Financial Condition.

On August 14, 2003, Apex Mortgage Capital, Inc. issued a press release regarding its earnings for the three months and the six months ended June 30, 2003. A copy of the press release announcing these earnings is attached as Exhibit 99.1.

The information (including the exhibit incorporated into this Item 12 by reference) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APEX MORTGAGE CAPITAL, INC. (Registrant)

Date: August 13, 2003	By:	/s/ PHILIP A. BARACH
Philip A. Barach President and Chief Executive Officer

EXHIBIT INDEX

Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibits.

Exhibit No.	Description

99.1	Press Release of Apex Mortgage Capital, Inc. dated August 14, 2003, reporting its financial results for the three months and the six months ended June 30, 2003.